EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
   ALLTEL Corporation:


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175,
33-56291 and 33-65199.



                                                      /s/ARTHUR ANDERSEN LLP


Little Rock, Arkansas
August 12, 1999






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